Leidos Proprietary

FINAL

FOR IMMEDIATE RELEASE

Leidos Completes Acquisition of L3Harris Technologies’ Security Detection and Automation Businesses Creating a Comprehensive, Global Security and Detection Portfolio

(Reston, Va.) May 4, 2020 – Leidos (NYSE:LDOS), a FORTUNE® 500 science and technology leader, today announced that it has completed the acquisition of L3Harris Technologies’ (“L3Harris”) Security Detection and Automation businesses, for approximately $1 billion in cash. The transaction was previously announced on Feb. 4, 2020.

The acquired businesses provide airport and critical infrastructure screening products, automated tray return systems and other industrial automation products. They will operate within the Leidos Civil Group, led by Jim Moos, Civil Group president. Combined with Leidos’ existing cargo and baggage screening product lines, Leidos now goes to market with a global security detection and automation footprint of more than 24,000 systems deployed in more than 120 countries. Leidos will continue to serve global customers in the aviation, transportation, government and critical infrastructure markets.

“In line with our mission of making the world safer, healthier and more efficient, this security detection and automation acquisition furthers our important work in the secure movement of people and commerce globally,” said Leidos Chairman and CEO Roger Krone. “We are excited to support critical infrastructure wherever it is needed, and to help transform the global security marketplace.”

“This deal expands our scope and scale in securing ports and borders, enhancing passenger movement in airports of the future, and fortifying infrastructure for national security and public venues,” said Moos. “We are pleased to welcome more than 1,200 L3Harris employees around the world to the Leidos team, who share our deep commitment of providing our customers with a fully-integrated security technology ecosystem.”

Compelling Strategic and Operational Benefits

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Expands Product Portfolio in High-Growth, Global Security Market: The closing of this acquisition creates a comprehensive and cohesive security detection platform by adding technologies including checkpoint CT scanners, people scanners, explosives trace detectors, checked baggage screeners, and automated tray return systems (ATRS) to Leidos’ security detection portfolio. The combined solutions enhance the company’s offerings in an evolving global security product market, which allows diversification beyond the federal budget and positions the company for long-term growth.

•	Increased International Presence Diversifies Revenue: This business expands customer penetration across aviation, ports, borders, and critical infrastructure

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Leidos Proprietary

internationally and increases Leidos’ international security products revenue more than six-fold. The deal brings Leidos products into 75 additional countries.

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Growth and Innovation Accelerated by Scale: The integration of these new businesses into a comprehensive portfolio enables Leidos to leverage its core technical strengths, in-depth biometrics capabilities, and global sales channels to rapidly develop and deliver new solutions. Technology investments across the combined portfolio will help accelerate innovation to address emerging and evolving threats and improve service efficiency for customers.

Transaction Details
The transaction is expected to be immediately accretive to Leidos’ revenue growth, EBITDA margins, and non-GAAP diluted earnings per share upon closing.
Cash consideration of approximately $1.0 billion plus related transaction costs was funded through a combination of excess cash on hand and a two-year term loan.
Advisors
Leidos retained Credit Suisse Securities (USA) LLC as financial advisor, and Fried, Frank, Harris, Shriver, & Jacobson LLP and DLA Piper as legal advisors in connection with the transaction.

About Leidos

Leidos is a Fortune 500® information technology, engineering, and science solutions and services leader working to solve the world’s toughest challenges in the defense, intelligence, homeland security, civil, and health markets. The company’s 37,000 employees support vital missions for government and commercial customers. Headquartered in Reston, Va., Leidos reported annual revenues of approximately $11.09 billion for the fiscal year ended January 3, 2020. For more information, visit www.Leidos.com.
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Cautionary Statement Regarding Forward-Looking Statements
The forward-looking statements contained in this release involve risks and uncertainties that may affect Leidos’ operations, markets, products, services, prices and other factors as discussed in filings with the Securities and Exchange Commission (the “SEC”). Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “project,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other words of similar meaning in connection with a discussion of the transaction or future operating or financial performance or events. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of Leidos will be realized. This release also contains statements about the acquisition of the security detection and automation businesses of L3Harris that are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond Leidos’ control, which could cause Leidos’ actual results to differ materially from these forward-looking statements with respect to the transaction, including, anticipated tax treatment, ability to retain key personnel,

Leidos Proprietary

the dependency of the transaction on market conditions and the impact of a change in market conditions on the value to be received in the transaction, unforeseen liabilities, future capital expenditures, uncertainty as to the expected financial condition and economic performance of the company following the closing, including future revenues, expenses, earnings, indebtedness, losses, prospects, business strategies for the management, expansion and growth of the company following the closing, Leidos’ ability to integrate the businesses successfully and to achieve anticipated synergies, the risk that disruptions from the transaction will harm Leidos’ business and the impact of the COVID-19 outbreak. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Leidos’ consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Leidos’ filings with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Leidos’ annual report on Form 10-K for the year ended January 3, 2020, and in its quarterly reports on Form 10-Q which are available at http://www.Leidos.com and at the SEC’s web site at http://www.sec.gov. The forward-looking statements contained in this release are made only as of the date of this release and are based on the information available to Leidos as of the date of this release. Readers are cautioned not to put undue reliance on forward-looking statements. Leidos assumes no obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Media: Investors:

Melissa Duenas         Peter Berl
(571) 526-6850 (571) 526-7582
melissa.l.duenas@leidos.com ir@leidos.com